Other Current Assets, Net - Schedule of Other Current Assets (Details) - USD ($) $ in Thousands		Jun. 30, 2025	Dec. 31, 2024
Other Current Assets, Net [Abstract]
Other receivables due from third parties	[1]	$ 11,984	$ 6,214
Deposits due from third parties	[2]	5,667	5,506
Others		686	90
Other current assets, gross		18,337	11,810
Less: Allowance for credit losses		(100)	(100)
Other current assets, net		$ 18,237	$ 11,710

[1]	Among the balance of other receivables due from third parties, $8.2 million was secured by collateral digital assets, recorded in “Obligation to Return Collateral Digital Assets,” and accrues interest at an annual rate of 7.5%. The obligations mature between December 2025 and April 2026.
[2]	The balance of deposits due from third parties primarily represented the deposits paid to the owner or operator of mining facilities and will be received upon termination of the service agreements.